UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2021

LAKELAND INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-15535	13-3115216
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 Pride Lane SW, Decatur, AL 35603 (Address of Principal Executive Offices, including Zip Code)
(256) 350-3873 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LAKE	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report on Form 8-K are materials that Lakeland Industries, Inc. (the “Company”) management intends to use during investor meetings on July 27-28, 2021. The presentation addresses the Company’s current and long-term operations, performance and industry conditions. The presentation is being posted on the Company’s website www.lakeland.com on July 26, 2021 and can be found at the following web link:

https://www.lakeland.com/us/investor-relations under the heading “Investor Conference Presentations” with the title “July 2021 Investor Presentation.”

The information in this report, including the presentation slides furnished as Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such a filing. Any reference to the Company’s Internet address shall not, under any circumstances, be deemed to incorporate the information available at the Internet address into this report. In addition, Exhibit 99.1 furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary language about forward-looking statements set forth in such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Lakeland Industries, Inc. Investor Presentation – July 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: July 26, 2021	By:	/s/ Charles D. Roberson
Charles D. Roberson
Chief Executive Officer, President & Secretary

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